                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM 8-K/A
                                 AMENDMENT NO. 1

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) September 30, 2004

                               ERF Wireless, Inc.
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)

      Nevada                         000-27467                   76-0196431
--------------------------------------------------------------------------------
(State or other jurisdiction        (Commission                (IRS Employer
     of incorporation)              File Number)             Identification No.)

2911 South Shore Boulevard, Suite 100, League City, Texas               77573
--------------------------------------------------------------------------------
       (Address of principal executive offices)                       (Zip Code)

Registrant's telephone number, including area code (281) 538-2101

                 103 Courageous Drive, League City, Texas 77573
--------------------------------------------------------------------------------
         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2 below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

         This Current Report on Form 8-K/A is to report the financial information that is required to be presented as a result of the acquisition of 100% of the capital stock of Eagle R.F. International, Inc., a Texas corporation by the Registrant. The Registrant entered into a Stock Purchase Agreement with four persons (the "Sellers") that own 100% of the outstanding capital stock of Eagle R.F. International, Inc. The Registrant issued 1,000,000 shares of its $.001 par value common stock to the Sellers as the Purchase Price in exchange for 100% Eagle R.F. International, Inc.'s capital stock.

                  As a result of the acquisition of 100% of the outstanding capital stock by ERF Wireless, Inc., Eagle R.F. International, Inc. became a wholly-owned subsidiary of the Registrant.

         ITEM 9.01 FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

         (a) FINANCIAL STATEMENTS OF BUSINESS ACQUIRED. See Item 9.01(a) attached herewith

         (b) PRO FORMA FINANCIAL INFORMATION. See Item 9.01(b) attached herewith

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

December 10, 2004


/s/ R. Greg Smith
--------------------------------------------------------------
R. Greg Smith
Chief Executive Officer and Chief Financial Officer
(Principal Executive Officer and Principal Accounting Officer)

ITEM 9.01(a)

                          INDEPENDENT AUDITOR'S REPORT

Board of Directors
Eagle R.F. International, Inc.
League City, Texas

We have audited the accompanying balance sheet of Eagle R.F. International, Inc. as of December 31, 2003, and the related statements of operations, shareholders' equity, and cash flows for each of the two years then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Eagle R.F. International, Inc. as of December 31, 2003, and the results of its operations and its cash flows for each of the two years then ended in conformity with accounting principles generally accepted in the United States of America.

LOPEZ, BLEVINS, BORK & ASSOCIATES, L.L.P.
Houston, Texas
December 10, 2004

                              EAGLE R.F. INTERNATIONAL, INC.
                                       BALANCE SHEET
                                     DECEMBER 31, 2003
                            ($ in thousands except share data)


                                          ASSETS

Current assets:
  Cash                                                                             $   9
  Securities available for sale                                                        7
  Accounts Receivable, net                                                             2
  Prepaid Expenses and Other                                                           7
                                                                                   ------
    Total current assets                                                              25
                                                                                   ------

Property and Equipment:
  Operating Equipment                                                                 55
  Less:  Accumulated Depreciation                                                     (2)
                                                                                   ------
    Total Property and Equipment                                                      53
                                                                                   ------

                                                                                   ------
                                         Total Assets                              $  78
                                                                                   ======

                           LIABILITIES AND STOCKHOLDERS' DEFICIT

Current liabilities:
  Accounts payable                                                                 $  36
  Accrued expenses and other liabilities                                              50
  Investor Advances                                                                   41
                                                                                   ------
    Total current liabilities                                                        127
                                                                                   ------

Commitments

STOCKHOLDERS' DEFICIT
  Common stock, $1 par value, 1,000 shares authorized, 1,000 shares issued and outstanding
                                                                                       1
  Accumulated deficit                                                                (50)
                                                                                   ------
  Total Stockholders' Deficit                                                        (49)
                                                                                   ------

                                                                                   ------
TOTAL LIABILITIES AND STOCKHOLDERS' DEFICIT                                        $  78
                                                                                   ======


                                            4

                                EAGLE R.F. INTERNATIONAL, INC.
                                   STATEMENTS OF OPERATIONS
                            YEARS ENDED DECEMBER 31, 2003 AND 2002
                     ($ in thousands except share data and loss per share)


                                                                          Year         Year
                                                                          Ended        Ended
                                                                          2003         2002
                                                                        --------     --------
Net sales                                                               $    66      $    --
Cost of goods sold                                                           29           --
                                                                        --------     --------
Gross profit                                                                 37           --
                                                                        --------     --------
Operating expenses:
  Selling, general and administrative                                        91           --
  Depreciation and amortization                                               2           --
                                                                        --------     --------
Total Operating expenses                                                     93           --
                                                                        --------     --------
Loss from operations                                                        (56)          --
                                                                        --------     --------
Other income (expense):
  Interest expense                                                           --           --
  Other income (expense)                                                     --           --
                                                                        --------     --------
Net loss                                                                    (56)          --
                                                                        --------     --------
Other Comprehensive Loss:
  Unrealized Holding Gain / (Loss)                                           --           --
                                                                        --------     --------
Other Comprehensive Loss                                                    (56)          --
                                                                        --------     --------
Deemed dividend related to beneficial conversion
  feature of preferred stock                                                 --           --
                                                                        --------     --------
Net loss applicable to common shareholders                              $   (56)     $    --
                                                                        ========     ========
Net income (loss) per share:
                                                                        --------     --------
  Basic                                                                 $   (56)     $    --
                                                                        ========     ========
  Diluted                                                               $   (56)     $    --
                                                                        ========     ========
Weighted average shares outstanding:
  Basic and diluted                                                       1,000        1,000
                                                                        ========     ========


                                               5

                                    EAGLE R.F. INTERNATIONAL, INC.
                                  STATEMENT OF STOCKHOLDERS' DEFICIT
                                     YEARS ENDED DECEMBER 31, 2003
                                  ($ in thousands except share data)


                                          Common Stock                 Retained
                                    Shares            Amount           Earnings            Total
                                --------------    --------------    --------------     --------------
Balances, December 31, 2001             1,000     $           1     $           6      $           7

   Net loss                                --                --                --                 --
                                --------------    --------------    --------------     --------------
Balances, December 31, 2002             1,000                 1                 6                  7

   Net loss                                --                --               (56)               (56)
                                --------------    --------------    --------------     --------------

Balances, December 31, 2003             1,000     $           1     $         (50)     $         (49)
                                ==============    ==============    ==============     ==============


                                                  6

                                    EAGLE R.F. INTERNATIONAL, INC.
                                       STATEMENTS OF CASH FLOWS
                                YEARS ENDED DECEMBER 31, 2003 AND 2002
                                           ($ in thousands)


                                                                                  2003         2002
                                                                                --------     --------
CASH FLOWS FROM OPERATING ACTIVITIES:
  Net Loss                                                                      $   (56)     $    --
    Adjustments to reconcile net loss to cash used in operating activities:
      Depreciation and amortization                                                   2           --
Changes in operating assets and liabilities:
  Accounts receivable                                                                (2)          --
  Inventory                                                                          --           --
  Accounts payable and accrued expenses                                              29           --
                                                                                --------     --------
  NET CASH USED IN OPERATING ACTIVITIES                                             (27)          --
                                                                                --------     --------
CASH FLOWS FROM INVESTING ACTIVITIES:
  Purchase of property and equipment                                                 (5)          --
                                                                                --------     --------
  NET CASH USED IN INVESTING ACTIVITIES                                              (5)          --
                                                                                --------     --------
CASH FLOWS FROM FINANCING ACTIVITIES:
  Proceeds from advances                                                             41           --
                                                                                --------     --------
  NET CASH PROVIDED BY FINANCING ACTIVITIES                                          41           --
                                                                                --------     --------
NET INCREASE IN CASH                                                                  9           --
                                                                                --------     --------
Cash, beginning of period                                                            --           --
                                                                                --------     --------
Cash, end of period                                                             $     9      $     0
                                                                                ========     ========
SUPPLEMENTAL CASH FLOW INFORMATION:
                                                                                --------     --------
Interest paid                                                                   $    --      $    --
                                                                                ========     ========
Income taxes paid                                                               $    --      $    --
                                                                                ========     ========
NONCASH TRANSACTIONS:
Assets acquired with payable                                                    $    57      $    --
                                                                                ========     ========


                                                  7

                         EAGLE R.F. INTERNATIONAL, INC.
                        NOTES TO THE FINANCIAL STATEMENTS

NOTE 1 - BASIS OF PRESENTATION

NATURE OF THE COMPANY

Eagle R. F. International, Inc., (the Company), was incorporated on September 14, 1995 and provides wireless communications products and services on a nationwide basis; including the Company's core focus of providing reliable, high-speed wireless broadband internet services. Through its three operating divisions, the Company provides solutions and services to different segments of the wireless industry. The Company's Wireless Broadband Division provides wireless broadband products and services and is in the early stages of building or acquiring a seamless wireless broadband network throughout North America to serve private entities, cities, municipalities and the general public. The Company's Paging Hardware Division provides paging infrastructure equipment while the Company's Contact Wireless Division provides retail cellular and paging products and services.

The Company began operations on October 1, 2003 following the Company's acquisition of Contact Wireless, Inc. assets, now operated as the Company's Contact Wireless Division. The Company subsequently opened a retail outlet in San Antonio, Texas and currently has a customer base of several thousand wireless customers in Texas, Oklahoma and Louisiana consisting of both narrowband and broadband wireless subscribers. The Contact Wireless assets acquired consisted primarily of transmitters, transmitter site licenses and sharing agreements, switches, paging interconnection agreements, and general office equipment and furnishings. Prior to October 1, 2003, the Company functioned as a private shell company with assets consisting of approximately $7,000 in securities available for sale.

BASIS OF ACCOUNTING

The Company maintains its accounts on the accrual method of accounting in accordance with accounting principles generally accepted in the United States of America. The accompanying unaudited interim financial statements of Eagle R.F. International, Inc. have been prepared in accordance with accounting principles generally accepted in the United States of America and the rules of the Securities and Exchange Commission ("SEC). In the opinion of management, all adjustments, consisting of normal recurring adjustments, necessary for a fair presentation of financial position and the results of operations for the interim periods presented have been reflected herein. The results of operations for interim periods are not necessarily indicative of the results to be expected for the full year.

USE OF ESTIMATES

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the balance sheet. Actual results could differ from those estimates.

CASH AND CASH EQUIVALENTS

Cash and cash equivalents include cash and all highly liquid financial instruments with purchased maturities of three months or less.

SECURITIES AVAILABLE FOR SALE

The Company holds minority equity investments in companies having operations or technology in areas within the Company's strategic focus. The Company applies the equity method of accounting for minority investments when the Company has the ability to exert significant influence over the operating and financial policies of an investee. In the absence of such ability, the Company accounts for these minority investments under the cost method. Certain investments carry restrictions on immediate disposition. Investments in public companies (excluding those accounted for under the equity method) with restrictions of less than one year are classified as available-for-sale and are adjusted to their fair market value with unrealized gains and losses, net of tax, recorded as a component of accumulated other comprehensive income. Upon disposition of these investments, the specific identification method is used to determine the cost basis in computing realized gains or losses, which are reported in other income and expense. Declines in value that are judged to be other than temporary are reported in other comprehensive income and expense.

ALLOWANCE FOR DOUBTFUL ACCOUNTS

Earnings are charged with a provision for doubtful accounts based on a current review of collectibility of accounts receivable. Accounts deemed uncollectible are applied against the allowance for doubtful accounts.

INVENTORIES

Inventories consist of wireless and telephony products and related accessories and are stated at the lower of cost, determined by average cost method, or market.

PROPERTY AND EQUIPMENT

Property and equipment are stated at cost less accumulated depreciation. Major renewals and improvements are capitalized; minor replacements, maintenance and repairs are charged to current operations. Depreciation is computed by applying the straight-line method over the estimated useful lives which are generally three to seven years.

REVENUE RECOGNITION

The Company's revenue is generated primarily from the sale of wireless communications products and services on a nationwide basis; including providing reliable, high-speed wireless broadband internet services. The Company recognizes revenue when persuasive evidence of an arrangement exists, delivery has occurred, the sales price is fixed or determinable, and collectibility is probable.

The Company recognizes product sales generally at the time the product is shipped. Concurrent with the recognition of revenue, the Company provides for the estimated cost of product warranties and reduces revenue for estimated product returns. Sales incentives are generally classified as a reduction of revenue and are recognized at the later of when revenue is recognized or when the incentive is offered. Shipping and handling costs are included in cost of goods sold.

The Company's suppliers generally warrant the products distributed by the Company and allow returns of defective products, including those that have been returned to the Company by its customers. The Company does not independently warrant the products that it distributes, but it does provide warranty services on behalf of the supplier.

INCOME TAXES

Income taxes are computed using the asset and liability method. Under the asset and liability method, deferred income tax assets and liabilities are determined based on the differences between the financial reporting and tax bases of assets and liabilities and are measured using the currently enacted tax rates and laws. A valuation allowance is provided for the amount of deferred tax assets that, based on available evidence, are not expected to be realized.

COMPREHENSIVE INCOME (LOSS)

Comprehensive income (loss) is defined as all changes in shareholders' equity, exclusive of transactions with owners, such as capital instruments. Comprehensive income (loss) includes net income or loss, changes in certain assets and liabilities that are reported directly in equity such as translation adjustments on investments in foreign subsidiaries, changes in market value of certain investments in securities and certain changes in minimum pension liabilities.

BENEFICIAL CONVERSION

Equity instruments that contain a beneficial conversion feature are recorded as a deemed dividend to the holders of the convertible equity instruments. The deemed dividend associated with the beneficial conversion is calculated as the difference between the fair value of the underlying common stock less the proceeds that have been received for the equity instrument; limited to the value received. The beneficial conversion amount is recorded as a reduction on the carrying value of the equity instrument and an increase to additional paid-in-capital.

BASIC LOSS PER SHARE

The Company is required to provide basic and dilutive earnings (loss) per common share information.

The basic net loss per common share is computed by dividing the net loss applicable to common stockholders by the weighted average number of common shares outstanding.

Diluted net loss per common share is computed by dividing the net loss applicable to common stockholders, adjusted on an "as if converted" basis, by the weighted average number of common shares outstanding plus potential dilutive securities. For the periods ended September 2003 and 2004, potential dilutive securities had an anti-dilutive effect and were not included in the calculation of diluted net loss per common share.

Basic loss per share has been calculated based on the weighted average number of shares of common stock outstanding during the period. In a reverse merger, the weighted average shares outstanding utilized in the computation of loss per share are being adjusted to give effect as if the September 2004 combination of ERF Wireless, Inc. and Eagle R.F. International, Inc. had occurred as of the beginning of the year, similar to a stock split. For the periods presented prior to the combination the weighted average shares outstanding have not been adjusted to reflect the recapitalization as of the earliest period presented.

RECENT ACCOUNTING PRONOUNCEMENTS:

In January 2003, the Financial Accounting Standards Board ("FASB") issued interpretation No. 46 ("FIN 46") "Consolidation of Variable Interest Entities." Until this interpretation, a company generally included another entity in its consolidated financial statements only if it controlled the entity through voting interests. FIN 46 requires a variable interest entity, as defined, to be consolidated by a company if that company is subject to a majority of the risk of loss from the variable interest entity's activities or entitled to receive a majority of the entity's residual returns. Certain provisions of FIN 46 became effective during the quarter ended March 31, 2004, the adoption of which did not have a material impact on the financial position, cash flows or results of operations of the Company.

In March 2004, the FASB issued a proposed Statement, "Share-Based Payment, an amendment of FASB Statements Nos. 123 and 95," that addresses the accounting for share-based payment transactions in which a Company receives employee services in exchange for either equity instruments of the Company or liabilities that are based on the fair value of the Company's equity instruments or that may be settled by the issuance of such equity instruments. The proposed statement would eliminate the ability to account for share-based compensation transactions using the intrinsic method that the Company currently uses and generally would require that such transactions be accounted for using a fair-value-based method and recognized as expense in the consolidated statement of operations. The effective date of the proposed standard is for periods beginning after June 15, 2005. It is expected that the final standard will be issued before December 31, 2004 and should it be finalized in its current form, it will have a significant impact on the consolidated statement of operations as the Company will be required to expense the fair value of stock option grants and stock purchases under employee stock purchase plan.

In April 2004, the Emerging Issues Task Force ("EITF") issued Statement No. 03-06 "Participating Securities and the Two-Class Method Under FASB Statement No. 128, Earnings Per Share" ("EITF 03-06"). EITF 03-06 addresses a number of questions regarding the computation of earnings per share by companies that have issued securities other than common stock that contractually entitle the holder to participate in dividends and earnings of the company when, and if, it declares dividends on its common stock. The issue also provides further guidance in applying the two-class method of calculating earnings per share, clarifying what constitutes a participating security and how to apply the two-class method of computing earnings per share once it is determined that a security is participating, including how to allocate undistributed earnings to such a security. EITF 03-06 became effective during the quarter ended June 30, 2004, the adoption of which did not have an impact on the calculation of earnings per share of the Company.

In July 2004, the EITF issued a draft abstract for EITF Issue No. 04-08, "The Effect of Contingently Convertible Debt on Diluted Earnings per Share" ("EITF 04-08"). EITF 04-08 reflects the Task Force's tentative conclusion that contingently convertible debt should be included in diluted earnings per share computations regardless of whether the market price trigger has been met. If adopted, the consensus reached by the Task Force in this Issue will be effective for reporting periods ending after December 15, 2004. Prior period earnings per share amounts presented for comparative purposes would be required to be restated to conform to this consensus and the Company would be required to include the shares issuable upon the conversion of the Notes in the diluted earnings per share computation for all periods during which the Notes are outstanding. Since the first quarter of 2004, the Company has included the shares issuable upon conversion of the Notes in its computation of diluted earnings per share.

In September 2004, the EITF delayed the effective date for the recognition and measurement guidance previously discussed under EITF Issue No. 03-01, "The Meaning of Other-Than-Temporary Impairment and Its Application to Certain Investments" ("EITF 03-01") as included in paragraphs 10-20 of the proposed statement. The proposed statement will clarify the meaning of other-than-temporary impairment and its application to investments in debt and equity securities, in particular investments within the scope of FASB Statement No. 115, "Accounting for Certain Investments in Debt and Equity Securities," and investments accounted for under the cost method. Currently, there would be no effect of this proposed statement on its financial position and results of operations.

NOTE 2 - PROPERTY AND EQUIPMENT:

Components of property, plant, and equipment, at December 31, 2003 are as follows:

    Equipment                                                    $      42
    Office Furniture and equipment                                       7
    Computer equipment                                                   -
    Vehicles                                                             1
    Leasehold improvements                                               5
                                                                 ----------
                                                                        55

    Less: accumulated depreciation and amortization                     (2)
                                                                 ----------
                                                                 $      53
                                                                 ==========

Depreciation and amortization expense was $2,192 and $0 for the years ended December 31, 2003 and 2002, respectively.

NOTE 3 - INVESTOR ADVANCES

During the fourth quarter of 2003, the Company received advances from certain Investors to finance its operating and working capital needs. The advances are unsecured, bear no interest and were subsequently converted into equity of ERF Wireless, Inc. pursuant to the Debt Conversion and Funding Agreement dated September 30, 2004 between the Company, ERF Wireless, Inc. and certain Investors as discussed in note 6 to the financial statements

NOTE 4 - INCOME TAXES

The Company has had losses since inception and therefore has no income tax liability. The net deferred tax asset generated by the loss carry-forward has been fully reserved. The cumulative net operating loss carry-forward is approximately $1,394,000 at December 31, 2003, and will expire in various years through 2024.

Deferred income taxes consist of the following at December 31, 2003:

        Long-term:
           Deferred tax assets                                     $       488
           Valuation allowance                                            (488)
                                                                   ------------
                                                                   $         -
                                                                   ============

NOTE 5 - COMMITMENTS:

LEASES AND LICENSE AGREEMENTS

For the years ending December 31, 2003, and December 31, 2002, rental expenses of approximately $13,947 and $0 respectively, were incurred.

The Company leases approximately 408 square feet of office space at 100 Taylor Street, San Antonio, Texas for its Contact Wireless Division. The office space lease is with Taylor Street Ventures, LP with initial base rent monthly payments of $535. The lease commenced on June 1, 2002 and expires on May 31, 2005.

The Company has a transmitter sharing agreement with Metrocall for use of shared sites in Boerne, Devine, Hondo, New Braunfels and San Antonio, Texas. The agreement requires monthly payments of $1,665.

The Company has a license agreement with American Towers for use of their Sequin (Geronimo), TX tower site. The license agreement expires on May 31, 2007 and requires monthly payments of $575.

The Company has a license agreement with Pinnacle Towers for use of their New Braunfels, Texas FM 306 tower site. The license agreement expires on October 31, 2006 and requires monthly payments of $650.

The Company currently leases approximately 11,137 square feet of office space consisting of 8,860 square feet at 103 Courageous Drive as its primary operations and 2,277 square feet at 2911 South Shore Blvd. as its primary corporate headquarters office lease space in League City, Texas. The office space lease is with South Shore Habor Development, Ltd., with initial base rent monthly payments during month 1 - 36 of $8,464, escalating to $9,145 for months 37 - 60. The lease commenced on October 18, 2004 and expires on August 31, 2009.

The Company currently leases approximately 1,552 square feet of office space at 8521-1 Blanco Road, San Antonio, Texas for its initial Contact Wireless Division retail outlet. The office space lease is with Weingarten Realty Investors with initial base rent monthly payments during year one of $1940, escalating to $1,998 for year 2 and then to $2,056 for year 3. The lease commenced on February 24, 2004 and expires in February 2007.

Future obligations under the non-cancelable lease terms areas follows:

         Period Ending December 31,            Amount
                                             ----------
                   2004                      $      41
                   2005                            139
                   2006                            133
                   2007                            108
                   2008                            110
                   2009                            110
                                            -----------
                  Total                     $      641
                                            ===========

NOTE 6 - SUBSEQUENT EVENTS

On September 30, 2004, the ERF Wireless, Inc. entered into a Stock Purchase Agreement with certain individuals that owned 100% of the outstanding capital stock of Eagle R. F. International, Inc., a Texas corporation. ERF Wireless, Inc. issued 1,000,000 shares of its $.001 par value common stock to these individuals as the Purchase Price in exchange for 100% of the capital stock of Eagle R.F. International. The transaction closed on September 30, 2004. Eagle R.F. International, Inc. now operates as a wholly owned subsidiary of the Company. The Company operates a retail outlet in San Antonio, Texas and has a customer base of several thousand wireless customers in Texas, Oklahoma and Louisiana. The Company's customer base consists of both narrowband and broadband wireless subscribers. As part of the transaction, the ERF Wireless, Inc. signed a Debt Conversion and Funding Agreement with the Company's Investors. The Investors converted their existing debt and will provide the ERF Wireless, Inc. with additional cash during the next 90 days for 1,500,000 shares of Series A Convertible Preferred Stock (the "Series A"). ERF Wireless, Inc. has 2,500,000 shares of Series A authorized of which 1,000,000 shares were issued and outstanding prior to the transaction. ERF Wireless, Inc. will issue 1,500,000 shares of Series A to the Investors for $750,000 under the Debt Conversion and Funding Agreement. The Series A conversion feature allows each Series A share to convert into 18.676347 shares of common stock at the sole option of the holder following 65 day written notice of conversion to the ERF Wireless, Inc. Accordingly, the Debt Conversion and Funding Agreement could cause the ERF Wireless, Inc. to issue an additional 28,014,521 shares of its common stock.

For accounting purposes, the ERF Wireless, Inc. will account for the transaction as a reverse acquisition and the Company will be the surviving entity.

ITEM 9.01(b)

PRO FORMA CONSOLIDATED BALANCE SHEET

The following pro forma balance sheet has been derived from the balance sheet of ERF Wireless, Inc. ("ERF") at September 30, 2004 and adjusts such information to give effect to the acquisition of Eagle R. F. International, Inc. ("Eagle R. F."), as if the acquisition had occurred at September 30, 2004. The pro forma balance sheet is presented for informational purposes only and does not purport to be indicative of the financial condition that would have resulted if the acquisition had been consummated at September 30, 2004. The pro forma balance sheet should be read in conjunction with the notes thereto and Eagle R. F. International, Inc.'s financial statements and related notes thereto contained elsewhere in this filing.

On September 30, 2004, ERF Wireless, Inc., publicly traded on the Nasdaq Bulletin Board, entered into a Stock Purchase Agreement with certain individuals that owned 100% of the outstanding capital stock of Eagle R. F. International, Inc., a Texas corporation. Eagle R.F. International, Inc. now operates as a wholly owned subsidiary of the ERF Wireless, Inc. For accounting purposes, the ERF Wireless, Inc. will account for the transaction as a reverse acquisition and the Company will be the surviving entity.

For accounting purposes, this transaction was treated as an acquisition of ERF Wireless, Inc. and a recapitalization of Eagle R. F. International, Inc. Eagle
R. F. International, Inc. is the accounting acquirer and the results of its operations carryover. Accordingly, the operations of ERF Wireless, Inc. are not carried over and will be adjusted to $0.

The financial statements are presented based on this recapitalization, whereby, Eagle R. F. International, Inc. has 1,000 common shares outstanding and no Series A preferred stock as of September 30, 2004.

Pro forma information giving effect to the acquisition as if the acquisition took place on September 30, 2004 is presented as follows.


                        ASSETS

                                                      ERF           Eagle R.F.      Adjustments       Proforma
                                                 -------------    -------------    -------------    -------------
Current assets:
  Cash                                           $          0     $          4     $          0     $          4
  Securities available for sale                             0                6                0                6
  Accounts Receivable, net                                  0               39                0               39
  Inventories                                               0               37                0               37
  Prepaid Expenses                                          0                6                0                6
                                                 -------------    -------------    -------------    -------------
    Total current assets                                    0               92                0               92
                                                 -------------    -------------    -------------    -------------
Property and Equipment:
  Operating Equipment                                       0               70                0               70
  Less: Accumulated Depreciation                            0              -11                0              -11
                                                 -------------    -------------    -------------    -------------
    Total Property and Equipment                            0               59                0               59
                                                 -------------    -------------    -------------    -------------
                                                 -------------    -------------    -------------    -------------
                     Total Assets                $          0     $        151     $          0     $        151
                                                 =============    =============    =============    =============
         LIABILITIES AND STOCKHOLDERS' EQUITY

Current liabilities:
  Accounts payable                               $          0     $         34     $          0     $         34
  Deferred Revenue                                          0               24                0               24
  Accrued expenses                                         12               14                0               26
                                                 -------------    -------------    -------------    -------------
    Total current liabilities                    $         12     $         72     $          0     $         84
                                                 -------------    -------------    -------------    -------------
Commitments

STOCKHOLDERS' DEFICIT
Common stock, $.01 par value, 475,000,000
  shares authorized, 4,486,551 shares issued
  and outstanding
                                                            0                4                0                4
Preferred Stock, $.01 par value, 25,000,000
  shares authorized, 1,805,525 shares issued
  and outstanding                                           3                2               -3                2

Additional paid in capital                              1,951              958           -1,951              958
Accumulated deficit                                    -1,966             -885            1,954             -897
                                                 -------------    -------------    -------------    -------------
  Total Stockholders' Equity                              -12               79                0               67
                                                 -------------    -------------    -------------    -------------
                                                 -------------    -------------    -------------    -------------
TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY       $          0     $        151     $          0     $        151
                                                 =============    =============    =============    =============


                                                        15

NOTE 1 - BASIS OF PRESENTATION

The unaudited pro forma consolidated balance sheet is presented assuming the acquisition occurred September 30, 2004. The unaudited consolidated financial statements are based on the historical financial statements of Eagle R. F. International, Inc. which are included elsewhere in this filing and should be read in conjunction with those financial statements and notes thereto. The unaudited consolidated financial statements may not necessarily be indicative of the results which would actually have occurred if the merger had been in effect on the date or for the period indicated or which may result in the future.

NOTE 2 - PRO FORMA CONSOLIDATED BALANCE SHEET

The pro forma adjustments to the unaudited pro forma consolidated balance sheet reflect the following adjustments:

         o        Elimination of all equity accounts of ERF Wireless, Inc.

         o Issuance of 1,000,000 shares of $.001 par value common stock to Eagle R. F. International, Inc.

Following the completion of the acquisition on September 30, 2004, there were 4,486,551 shares of common stock outstanding and 1,805,525 shares of Series A preferred stock. Eagle R. F. International Inc.'s prior stockholders hold 1,000,000 of the common stock outstanding.


                                       16